UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 15, 2002

BANK ONE, DELAWARE, NATIONAL ASSOCIATION
(FORMERLY FIRST USA BANK, NATIONAL ASSOCIATION)

(Exact name of registrant as specified in its charter)

(As Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST)

Laws of the United States	333-29495-01	51-0269396

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801

(Address of principal executive offices)	(Zip Code)

302/594-4000

Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 5.    Other Events

The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.	Document Description
20.1	Excess Spread Analysis

20.2	Monthly Trust Activity

20.3	Series 1998-3 Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK ONE, DELAWARE, NATIONAL ASSOCIATION (FORMERLY FIRST USA BANK, NATIONAL ASSOCIATION) as Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST

By:	/S/ MICHAEL J. GRUBB
Name: Michael J. Grubb Title: First Vice President

Date: November 15, 2002

INDEX TO EXHIBITS

Exhibit Number	Exhibit

20.1	Excess Spread Analysis

20.2	Monthly Trust Activity

20.3	Series 1998-3 Report